                                                                   EXHIBIT 10.11


                                                         BORROWER

                                     THIRTEEN LINE, INC.

     FIRSTATE BANK OF COLORADO                                                            VARIABLE RATE COMMERCIAL
        11210 HURON STREET                                                                    PROMISSORY NOTE
       NORTHGLENN, CO 80234                              ADDRESS
          (303) 451-1010
             "LENDER"                3883 RUFFIN RD STE A
                                     SAN DIEGO, CA 92123

                                     TELEPHONE NO.              IDENTIFICATION NO.
                                                                   84-1408682

----------------------------------------------------------------------------------------------------------------------
OFFICER INITIALS    INTEREST RATE      PRINCIPAL        FUNDING         MATURITY         CUSTOMER           LOAN
                                        AMOUNT            DATE            DATE            NUMBER           NUMBER
----------------------------------------------------------------------------------------------------------------------
       GP             VARIABLE       $1,003,599.59      06/24/99        07/03/04                         05-0171021
----------------------------------------------------------------------------------------------------------------------

                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE MILLION THREE THOUSAND FIVE HUNDRED NINETY-NINE AND 59/100 dollars ($1,003,599.59) plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses then to accrued interest, and then to principal.

INTEREST RATE: This Note has a variable interest rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year. Interest on this Note shall be calculated at a variable rate equal to ONE AND 750/1000 percent (1.750%) per annum over the Index Rate. The initial Index Rate is SEVEN AND 750/100 percent (7.750%) per annum. Therefore, the initial interest rate on this Note shall be NINE AND 500/1000 (9.500 %) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on THE ANNIVERSARY DATE OF NOTE, ADJUSTING EVER YEAR BEGINNING JUNE 24, 2000.

INDEX RATE: The Index Rate for this Note shall be: PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The maximum interest rate on this Note shall not exceed TWENTY-ONE AND NO/100 percent (21.000%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of any default under this Note, the Lender may in its discretion, determine that all amounts owed to Lender shall bear interest at the lesser of: EIGHTEEN PERCENT (18.000%) or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

         59 PAYMENTS OF $9,470.64 BEGINNING AUGUST 3, 1999 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JULY 3, 2004. IF THE INTEREST RATE CHANGES, THE PAYMENT AMOUNTS MAY CHANGE IN AN AMOUNT SUFFICIENT TO REPAY THE UNPAID PRINCIPAL OVER THE SCHEDULED AMORTIZATION TERM. NEW PAYMENTS BEGIN WITH THE FIRST PAYMENT AFTER THE INTEREST RATE CHANGES.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked, [X] this Note is a renewal of Loan Number 05-160906

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's common law right of setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be [X] No minimum finance charge or prepayment penalty. [ ] A minimum finance charge of $___________. [ ] A prepayment penalty of ________% of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late payment charge of 15.00 or 5.000% of the payment amount, whichever is [ ] greater [X] less, as permitted by law.

--------------------------------------------------------------------------------

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: JUNE 24, 1999

BORROWER: THIRTEEN LINE, INC.           BORROWER:


  /s/ Charles Crosse
------------------------------------    ------------------------------------
CHARLES CROSSE
SENIOR VICE PRESIDENT


BORROWER:                               BORROWER:


------------------------------------    ------------------------------------


BORROWER:                               BORROWER:


------------------------------------    ------------------------------------


BORROWER: THIRTEEN LINE, INC.           BORROWER:


------------------------------------    ------------------------------------

                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor.

         (a) falls to make any payment on this Note or any other indebtedness to under when due,

         (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this of any indebtedness of Borrower to Lender;

         (c) provides or causes any false or misleading signature or representation to be provided to Lender;

         (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;

         (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property,

         (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

         (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

         (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

         (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

         (c) to take possession of any collateral in any manner permitted by law;

         (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

         (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;

         (f) to setoff Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

         (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right of set-off.

3. DEMAND FEATURE-. If this Note contains a demand feature, then notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lander with current financial statements and other financial information including, but not limited to, balance sheets and profit and loss statements) upon request,

5. MODIFICATION AND WAVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver an any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment at, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: My notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address. In the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. Borrower hereby waives any right to trial by jury in any civil action arising out of, or based upon, this Note or the collateral securing this Note. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the Default Rate described in this Note. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

12. ADDITIONAL TERMS:

FIRSTATE BANK OF COLORADO
11210 HURON STREET
NORTHGLENN, CO 80234
(303) 451-1010
"LENDER"

                              COMMERCIAL CONTINUING
                                    GUARANTY


GUARANTOR                                   BORROWER

DAVID ALTOMARE                              THIRTEEN LINE, INC.


ADDRESS                                     ADDRESS

3883 RUFFIN RD, STE A                       3883 RUFFIN RD, STE A
SAN DIEGO, CA 92123                         SAN DIEGO, CA 92123

TELEPHONE NO.          IDENTIFICATION NO.   TELEPHONE NO.           IDENTIFICATION NO.
                          ###-##-####                                  84-1408682

1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender as follows:

[X] UNLIMITED: Guarantor's Obligations under this Guaranty shall be unlimited and shall include all present or future Obligations between Borrower and Lender (whether executed for the same or different purposes than the foregoing), together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED: Guarantor's Obligations under this Guaranty shall include all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), but shall be limited to the principal amount of ____________________________________
         ____________________ Dollars, together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described promissory notes and agreements between Borrower and Lender, together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

---------------------------------------------------------------------------------------------------------
   INTEREST       PRINCIPAL AMOUNT/       FUNDING/        MATURITY         CUSTOMER             LOAN
     RATE           CREDIT LIMIT       AGREEMENT DATE       DATE            NUMBER             NUMBER
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

         3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral, In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

         4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

         5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

--------------------------------------------------------------------------------

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENT TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED: JUNE 24, 1999

GUARANTOR: DAVID ALTOMARE               GUARANTOR:


/s/ DAVID ALTOMARE
-------------------------------------   -------------------------------------
DAVID ALTOMARE


GUARANTOR:                              GUARANTOR.


-------------------------------------   -------------------------------------

         6. DEFAULT. Guarantor shall be in default of this Guaranty in the event that any Borrower or Guarantor:

         (a) fails to pay any amount under this Guaranty or any other Indebtedness to Lender when due (whether such amount is due by acceleration or otherwise),

         (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future written agreement;

         (c) provides or causes any false or misleading signature or representation to be provided to Lender;

         (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;

         (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;

         (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

         (g) causes Lender to deem itself insecure in good faith for any reason.

         7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law).

         (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

         (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;

         (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

         (d) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order.

         8. SUBORDINATION. The payment of any present or future indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present or future indebtedness of Borrower to Lender during the term of this Agreement. In the event that Guarantor receives any monies, instruments or other remittances to be applied against Borrower's obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of Borrower's creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

         9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

         10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

         11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower any other guarantor, any third party or any collateral which may secure the obligations of any of these parties.

         12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

         13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

         14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof. Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower's future Obligations to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days' written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender. Such notice of termination shall not affect or impair any of the agreements and obligations of the Guarantor under this Agreement with respect to any of the obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

         15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

         16. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

         17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

         18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

         19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

         20. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

         21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

         22. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

         23. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER

AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

         24. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty, If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

         25. ADDITIONAL TERMS.